UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-04244

SOUND SHORE FUND, INC.
Three Canal Plaza, Suite 600
Portland, Maine 04101

T. Gibbs Kane, Jr., President
8 Sound Shore Drive
Greenwich, Connecticut 06830

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 – June 30, 2017

Item 1.  Reports to Stockholders.

THREE CANAL PLAZA, PORTLAND, ME 04101 1-800-551-1980

June 30, 2017

Dear Investor:

The Sound Shore Fund Investor (SSHFX) and Institutional (SSHVX) classes posted solid performance of 3.52% and 3.58%, respectively, in the second quarter of 2017, outpacing returns of 3.09% for the Standard & Poor's 500 Index (S&P) and 1.34% for the Russell 1000 Value Index (Russell Value).  Year-to-date returns for SSHFX of 8.23% and for SSHVX 8.32% were behind the S&P 500's 9.34% and ahead of the Russell Value's 4.66%.   Meanwhile, for the 12 months ending June 30, 2017, gains of 21.29% and 21.50% for SSHFX and SSHVX, respectively, outdistanced returns of 17.90% for the S&P and 15.53% for the Russell Value.  Reasonable, if not spectacular, economic trends in most regions of the world have provided a constructive backdrop for markets to continue rewarding well-positioned companies that are growing earnings and cash flow.
We are required by the SEC to say that:  Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  The Fund's Investor Class 1, 5, and 10-year average annual total returns for the period ended June 30, 2017 were 21.29%, 15.25%, and 6.27%, respectively.  The Fund's Institutional Class 1, 5, and 10-year average annual total returns for the period ended June 30, 2017 were 21.50%, 15.46%, and 6.46%, respectively.  Fund returns assume the reinvestment of all dividend and capital gain distributions. The total annual operating expense ratio (gross) is 0.91% for the Investor Class and 0.82% for the Institutional Class. The net expense ratio for the Institutional Class is 0.75% pursuant to an expense limitation agreement between the Adviser and the Fund. This agreement is in effect until at least May 1, 2018. The performance for the Institutional Class prior to its inception on 12/9/13 is based on the performance of the Investor Class, adjusted to reflect the lower expense ratio of the Institutional Class (net of expense reimbursements).  For the most recent month-end performance, please visit the Fund's website at www.soundshorefund.com.
The Fund's quarterly results were led by a diverse group of 10 stocks each of which advanced more than 10%, including: insurance broker Aon, global bank Citigroup, power generator Calpine, airline Delta, payment processor First Data, linerboard maker International Paper, asset manager Invesco, software writer Oracle, lab supplier Thermo Fisher, and mobile carrier Vodafone.  Consistent with our 39-year old contrarian value investment strategy, Sound Shore looks to uncover businesses like these which are leveraging company-specific drivers and emerging as sector winners.
Our investment in First Data, the period's best contributor, provides a great Sound Shore case study.   We invested in the stock in 2016 when it was valued below peers at 9 times earnings with a 13% free cash yield due to an uncertain outlook for its core merchant acquiring segment.  By contrast, our research confirmed that new management's focus on customer service was winning with key customers and could soon lead to improving sales trends.  First Data's execution of its plan, which also includes cost cuts and debt reduction, has helped its shares to a gain of 50%, well ahead of the market.  Even so, the stock remains attractively valued at a 30% discount to peers on a price to cash flow basis.
Citigroup's strong performance in the quarter is also worth highlighting.  We are long-term investors in Citi, having started our position after the company had repaired its balance sheet post the financial crisis.  Citi boasts two unrivalled global franchises – consumer banking and treasury services – that provide a wide competitive "moat" versus other financial companies.  Growth in these Citi-specific businesses has driven revenue and book value gains and put the company in an advantaged position for this year's Federal Reserve Stress Test.  As a result, Citi plans to return 11% of its market capitalization to shareholders via dividends and share repurchase over the next 12 months.  Despite recent gains, Citi's shares remain attractively valued at one times tangible book value and 13 times forward earnings.
Meanwhile, integrated natural gas producer Antero was a laggard for the period, held back by sluggish energy prices.  We started our holding in the name earlier this year when it was valued at one times book value and after a significant decline in its share price over the past 2 years.  While Wall Street may have near-term concerns, our analysis shows that Antero is positioned to double operating cash flow over the next 24-36 months as it grows its low cost Appalachian production.  In addition, Antero should also benefit from its use of hedges to protect margins and its high relative exposure to sales of ethane and propane, key chemical feedstocks.  We used the stock's second quarter pull back to add to our investment.
Sound Shore remains focused on finding stock-specific earnings and cash flow opportunities like those discussed above.  Part of that analysis is calculating a company's free cash flow, defined as after tax operating cash flow less the capital expenditures necessary to grow the business, which we believe is the best barometer of an enterprise's value.  To quote Warren Buffett from his 2000 Annual letter, "Common yardsticks such as dividend yield, the ratio of price to earnings or to book value, and even growth rates have nothing to do with valuation except to the extent they provide clues to the amount and timing of cash flows into and from the business."

Thank you for your investment alongside ours in Sound Shore.
Sincerely,
SOUND SHORE FUND

Harry Burn, III
John P. DeGulis
T. Gibbs Kane, Jr.
Co-Portfolio Managers

Important Information
The Standard & Poor's 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe.  It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.  It is not possible to invest directly in an Index.
An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk:  Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk:  The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S including increased risks of adverse issuer, political, regulatory, market or economic developments, changes in currency rates and in exchange control regulations.  The Fund is also subject to other risks, including, but not limited to, risks associated with value investing.
The views in this letter were those of the Fund managers as of 6/30/17 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 2017 (Unaudited)

	Share Amount	Value
Common Stock (94.9%) (a)
Consumer Discretionary (5.5%)
CBS Corp., Class B	585,550	$37,346,379
Comcast Corp., Class A	1,138,900	44,325,988
The Goodyear Tire & Rubber Co.	942,500	32,949,800
		114,622,167
Consumer Staples (5.4%)
Walgreens Boots Alliance, Inc.	725,900	56,845,229
Wal-Mart Stores, Inc.	724,000	54,792,320
		111,637,549
Energy (11.7%)
Antero Resources Corp. (b)	3,008,500	65,013,685
BP PLC, ADR	1,356,950	47,018,318
Occidental Petroleum Corp.	1,080,350	64,680,554
Total SA, ADR	1,320,050	65,461,279
		242,173,836

See Notes to Financial Statements.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
JUNE 30, 2017 (Unaudited)

Share Amount	Value
Financials (20.2%)
Aon PLC	376,150	$50,009,142
Bank of America Corp.	2,869,400	69,611,644
Berkshire Hathaway, Inc., Class B (b)	331,800	56,196,966
Capital One Financial Corp.	881,000	72,788,220
Citigroup, Inc.	1,124,800	75,226,624
Invesco, Ltd.	1,461,600	51,433,704
Marsh & McLennan Cos., Inc.	542,600	42,301,096
		417,567,396
Health Care (11.5%)
Allergan PLC	267,350	64,990,111
Merck & Co., Inc.	1,004,400	64,371,996
Pfizer, Inc.	1,460,150	49,046,439
Thermo Fisher Scientific, Inc.	348,550	60,811,519
		239,220,065
Industrials (7.6%)
Delta Air Lines, Inc.	936,750	50,340,945
General Electric Co.	2,029,900	54,827,599
Pentair PLC	779,000	51,834,660
		157,003,204
Information Technology (24.2%)
Alphabet, Inc., Class A (b)	46,025	42,788,522
Analog Devices, Inc.	758,050	58,976,290
Applied Materials, Inc.	1,080,000	44,614,800
First Data Corp., Class A (b)	4,104,600	74,703,720
Flex, Ltd. (b)	3,517,550	57,371,240
Hewlett Packard Enterprise Co.	3,064,350	50,837,567
Keysight Technologies, Inc. (b)	1,430,100	55,673,793
Microsoft Corp.	870,800	60,024,244
Oracle Corp.	1,121,000	56,206,940
		501,197,116
Materials (3.0%)
International Paper Co.	1,080,800	61,184,088

Telecommunication Services (2.4%)
Vodafone Group PLC, ADR	1,755,150	50,425,460

See Notes to Financial Statements.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS (Concluded)
JUNE 30, 2017 (Unaudited)

Share Amount	Value
Utilities (3.4%)
Calpine Corp. (b)	1,898,450	$25,686,029
Exelon Corp.	1,238,850	44,685,319
		70,371,348
Total Common Stock (94.9%) (cost $1,455,431,325)		1,965,402,229

Short-Term Investments (5.7%)
Money Market Fund (5.7%)
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class, 0.85% (c)	116,965,293	116,965,293
Total Short-Term Investments (5.7%) (cost $116,965,293)		116,965,293

Total Investments (100.6%) (cost $1,572,396,618)	$2,082,367,522
Liabilities Less Other Assets (-0.6%)	(11,737,357)
Net Assets (100.0%)	$2,070,630,165

(a)  More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)  Non-income producing security.
(c)  Percentage disclosed reflects the money market fund's institutional class shares 30-day yield as of June 30, 2017.
ADR American Depositary Receipt
PLC  Public Limited Company

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$542,101,935
Gross Unrealized Depreciation	(32,131,031)
Net Unrealized Appreciation	$509,970,904

See Notes to Financial Statements.

SOUND SHORE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2017 (Unaudited)

ASSETS
. Investments, at value (Cost $1,572,396,618)	$2,082,367,522
Receivables:
Capital shares sold	1,590,176
Investment securities sold	5,167,189
Dividends	4,605,322
Foreign tax reclaims	266,369
Prepaid expenses	43,281
Total Assets	2,094,039,859

LIABILITIES
Payables:
Capital shares redeemed	1,518,966
Investments purchased	20,436,774
Accrued liabilities:
Advisory fees	1,226,344
Administrator fees	20,691
Transfer agent fees and expenses	120,997
Custodian fees	21,023
Compliance and Treasurer Services fees	11,082
Professional fees	33,602
Other accrued liabilities	20,215
Total Liabilities	23,409,694
Net Assets	$2,070,630,165

COMPONENTS OF NET ASSETS
Common stock, at Par Value	$43,521
Paid-in Capital	1,473,997,418
Distributions in excess of net investment income	(523,395)
Accumulated net realized gain on investments	87,141,717
Net unrealized appreciation on investments	509,970,904
Net Assets	$2,070,630,165

NET ASSET VALUE
Net Assets - Investor Class Shares	$1,424,806,594
Shares Outstanding -Investor Class Shares (100,000,000 shares authorized, par value $0.001)	29,975,371
Net Asset Value (offering & redemption price per share) - Investor Class Shares	$47.53
Net Assets - Institutional Class Shares	645,823,571
Shares Outstanding -Institutional Class Shares (100,000,000 shares authorized, par value $0.001)	13,545,641
Net Asset Value (offering & redemption price per share) - Institutional Class Shares	$47.68

See Notes to Financial Statements.

SOUND SHORE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2017 (Unaudited)

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes of $49,966) .	$20,068,207
Total Income	20,068,207

Expenses:
Advisory fees (Note 3)	7,499,808
Administrator fees	124,495
Transfer agent fees and expenses - Investor Class Shares	746,144
Transfer agent fees and expenses - Institutional Class Shares	29,656
Custodian fees	62,998
Compliance and Treasurer Services fees (Note 3)	75,991
Directors' fees and expenses (Note 3)	81,994
Professional fees	94,378
Registration fees - Investor Class Shares	14,032
Registration fees - Institutional Class Shares	13,372
Printing and postage fees - Investor Class Shares	34,876
Printing and postage fees - Institutional Class Shares	9,188
Miscellaneous	54,270
Total Expenses	8,841,202
Expense Reimbursements - Instutitional Class Shares	(190,297)
Net Expenses	8,650,905
Net Investment Income	11,417,302

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	89,067,844
Net change in unrealized appreciation (depreciation) on investments	58,954,403
Net realized and unrealized gain on investments	148,022,247
Net increase in net assets from operations	$159,439,549

See Notes to Financial Statements.

SOUND SHORE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2017 (Unaudited)	For the Year Ended December 31, 2016
Operations:
Net investment income	$11,417,302	$20,376,917
Net realized gain on investments	89,067,844	113,694,715
Net change in unrealized appreciation (depreciation) on investments	58,954,403	124,381,932
Increase in net assets from operations	159,439,549	258,453,564
Dividends to shareholders from net investment income:
Investor Class Shares	(8,046,352)	(15,038,706)
Institutional Class Shares	(3,983,394)	(5,384,090)
Distributions to shareholders from net realized gains:
Investor Class Shares	-	(84,659,830)
Institutional Class Shares	-	(28,641,971)
Total dividends/distributions to shareholders	(12,029,746)	(133,724,597)
Net capital share transactions (Note 6):
Investor Class Shares	(145,341,093)	(91,273,490)
Institutional Class Shares	104,403,745	17,314,890
Total capital share transactions	(40,937,348)	(73,958,600)
Total increase	106,472,455	50,770,367
Net assets:
Beginning of the period	1,964,157,710	1,913,387,343
End of the period (Including accumulated undistributed net investment income of $(523,395) and $89,049, respectively)	$2,070,630,165	$1,964,157,710

See Notes to Financial Statements.

SOUND SHORE FUND, INC.
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Six Months Ended June 30, 2017	For the Years Ended December 31,
(Unaudited)	2016	2015	2014	2013	2012
Investor Class Shares
Net Asset Value, Beginning of Period	$44.17	$41.30	$48.79	$49.05	$34.91	$29.53
Investment Operations
Net investment income (a)	0.25	0.45	0.39	0.98	0.32	0.29
Net realized and unrealized
gain (loss) on investments	3.38	5.57	(2.75)	4.83	14.14	5.39
Total from Investment Operations	3.63	6.02	(2.36)	5.81	14.46	5.68
Distributions from
Net investment income	(0.27)	(0.46)	(0.39)	(0.98)	(0.32)	(0.30)
Return of capital	—	—	—	(0.03)	—	—
Net realized gains	—	(2.69)	(4.74)	(5.06)	—	—
Total Distributions	(0.27)	(3.15)	(5.13)	(6.07)	(0.32)	(0.30)
Net Asset Value, End of Period	$47.53	$44.17	$41.30	$48.79	$49.05	$34.91
Total Return	8.23	%(b)	14.63%	(5.02)%	11.76%	41.53%	19.32%
Ratios/Supplemental Data
Net Assets at End of
Period (in thousands)	$1,424,807	$1,464,566	$1,462,946	$1,786,366	$2,066,584	$1,491,425
Ratios to Average Net Assets:
Expenses	0.91	%(c)	0.91%	0.93%	0.92%	0.93%	0.94%
Net Investment Income	1.07	%(c)	1.05%	0.80%	1.92	%(d)	0.77%	0.89%
Portfolio Turnover Rate(e)	20	%(b)	46%	39	%(f)	47%	44%	56%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)
Net investment income for the period includes/reflects the divestiture by Vodafone (one of the Fund's portfolio holdings) of its 45% stake in Verizon Wireless in a transaction that included the payment of an extraordinary dividend of cash and shares of Verizon to Vodafone shareholders. Absent this distribution, the ratio of net investment income to average net assets would have been 0.53% for the period.

(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	Amount excludes redemption in-kind of $30,223,998.

SOUND SHORE FUND, INC.
FINANCIAL HIGHLIGHTS (Concluded)

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Six Months Ended June 30, 2017	For the Years Ended December 31,	December 9, 2013 (a) through December 31,
(Unaudited)	2016	2015	2014	2013
Institutional Class Shares
Net Asset Value, Beginning of Period	$44.29	$41.38	$48.87	$49.06	$47.78
Investment Operations
Net investment income (b)	0.30	0.52	0.48	0.67	0.01
Net realized and unrealized
gain (loss) on investments	3.39	5.58	(2.75)	5.23	1.42
Total from Investment Operations	3.69	6.10	(2.27)	5.90	1.43
Distributions from
Net investment income	(0.30)	(0.50)	(0.48)	(1.00)	(0.15)
Return of capital	—	—	—	(0.03)	—
Net realized gains	—	(2.69)	(4.74)	(5.06)	—
Total Distributions	(0.30)	(3.19)	(5.22)	(6.09)	(0.15)
Net Asset Value, End of Period	$47.68	$44.29	$41.38	$48.87	$49.06
Total Return	8.32	%(c)	14.80%	(4.84)%	11.94%	3.00%	(c)
Ratios/Supplemental Data
Net Assets at End of
Period (in thousands)	$645,824	$499,591	$450,442	$551,261	$77,427
Ratios to Average Net Assets:
Expenses (gross)(d)	0.82	%(e)	0.82%	0.83%	0.83%	0.87%	(e)
Expenses (net)	0.75	%(e)	0.75%	0.75%	0.75%	0.75%	(e)
Net Investment Income	1.31	%(e)	1.21%	0.98%	1.29	%(f)	0.45%	(e)
Portfolio Turnover Rate(g)	20	%(c)	46%	39	%(h)	47%	44%	(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(e)	Annualized.
(f)
Net investment income for the period includes/reflects the divestiture by Vodafone (one of the Fund's portfolio holdings) of its 45% stake in Verizon Wireless in a transaction that included the payment of an extraordinary dividend of cash and shares of Verizon to Vodafone shareholders. Absent this distribution, the ratio of net investment income to average net assets would have been 0.72% for the period.

(g)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(h)	Amount excludes redemption in-kind of $30,223,998.

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2017 (Unaudited)

1. Organization
Sound Shore Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "Act"). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.
The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the "Board") may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.
Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.
2. Significant Accounting Policies
These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities, if any, at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.
The following represents the significant accounting policies of the Fund:
a. Security Valuation
Exchange-traded securities including those traded on the National Association of Securities Dealers' Automated Quotation system ("NASDAQ"), are valued at the last quoted sale price or official closing price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value ("NAV").
The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, as defined in Note 3, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2017 (Unaudited)

Valuation inputs used to determine the value of the Fund's investments are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical assets
Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.
The following table summarizes the Fund's investments categorized in the fair value hierarchy as of June 30, 2017:
Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stock	$1,965,402,229	-	-	$1,965,402,229
Short-Term Investments	116,965,293	-	-	116,965,293
Total Investments	$2,082,367,522	$-	$-	$2,082,367,522

At June 30, 2017, all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industy type.
The Fund's policy is to disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels as of June 30, 2017, based on the valuation input Levels on December 31, 2016.
b. Security Transactions, Investment Income and Expenses
Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding tax, which is accrued as applicable. Investment income, realized and unrealized gains and losses and certain Fund-level expenses are allocated to each class based on relative average daily net assets. Certain expenses are incurred at the class level and charged directly to that particular class. Class level expenses are denoted as such on the Fund's Statement of Operations

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2017 (Unaudited)

c. Dividends and Distributions to Shareholders
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per-share dividend rates are generally due to class-specific fee waivers and expenses. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Capital gains, if any, are distributed to shareholders at least annually. The Fund determines its net investment income and capital gains distributions in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gains on various securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as a return of capital.
d. Federal Taxes
The Fund intends to qualify each year as a regulated investment company and to distribute substantially all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to federal taxation. Therefore, no federal income or excise tax provision is required. For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require the Fund to record a tax liability or would otherwise require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last three tax year-ends 2014 – 2016, and the interim tax period since then).
3. Fees and Expenses
Investment Adviser
The Fund's investment adviser is Sound Shore Management, Inc. (the "Adviser"). Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, accrued daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets. Pursuant to an expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reimburse all of the ordinary expenses of the Institutional Class, excluding its advisory fees, interest, taxes, securities lending costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and all litigation costs until at least May 1, 2018. This reimbursement is shown on the Statement of Operations as a reduction of expenses.
Other Services
Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") provides certain administration and portfolio accounting services to the Fund. MUFG Union Bank, N.A. ("Union Bank") serves as custodian to the Fund.
Atlantic Shareholder Services, LLC provides transfer agency services to the Fund.
The Fund also has agreements with various financial intermediaries and "mutual fund supermarkets" under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries effectively provide subtransfer agent services that the Fund's transfer agent would have otherwise had to provide. In recognition of this, the transfer agent, the Fund and the Fund's Adviser have entered into an agreement whereby the transfer agent agrees to pay financial intermediaries a portion of the amount denoted on the Statement of Operations as "Transfer agent fees and expenses — Investor Class Shares" that it receives from the Fund for its services as transfer agent for the Investor Class and the Adviser agrees to pay the excess, if any,

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2017 (Unaudited)

charged by a financial intermediary for that class.
Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Atlantic, Union Bank, or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.
Pursuant to a Compliance Services Agreement with the Fund, Foreside Fund Officer Services, LLC ("FFOS"), an affiliate of the Distributor, provides a Chief Compliance Officer and Anti-Money Laundering Officer to the Fund as well as some additional compliance support functions. Under a Treasurer Services Agreement with the Fund, Foreside Management Services, LLC ("FMS"), an affiliate of the Distributor, provides a Treasurer to the Fund. Neither the Distributor, FFOS, FMS, nor their employees that serve as officers of the Fund, have any role in determining the investment policies of or securities to be purchased or sold by the Fund.
The Fund pays each director who is not an "interested person" of the Fund, as defined in Section 2(a)(19) of the Act ("Independent Director"), quarterly fees of $2,500, plus $10,000 per quarterly in-person meeting, $4,000 per quarterly meeting attended telephonically, and $2,000 per special meeting attended in person or telephonically. In addition, the Chairman of the Audit Committee receives a quarterly fee of $1,250.
Certain Officers and Directors of the Fund are officers, directors, or employees of the aforementioned companies.
4. Purchases and Sales of Securities
The cost of securities purchased and proceeds from sales of securities (excluding short-term investments and in kind transactions) for the period ending June 30, 2017 aggregated $385,409,214 and $455,112,080, respectively.
5. Federal Income Tax
Distributions during the fiscal years ended December 31, 2016 and December 31, 2015 were characterized for tax purposes as follows:
	2016	2015
Ordinary Income	$25,713,146	$19,103,620
Long-Term Capital Gains	108,011,451	199,633,675
Total Taxable Distributions	$133,724,597	$218,737,295

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2017 (Unaudited)

Components of capital on a federal income tax basis at December 31, 2016, were as follows:

Par Value + Paid-in Capital	$1,514,978,287
Undistributed Ordinary Income	89,049
Net Unrealized Appreciation	449,090,374
Net Assets	$1,964,157,710

6. Capital Stock
Transactions in capital stock for the period ended June 30, 2017 and the year ended December 31, 2016, were as follows:
	For the Period Ended June 30, 2017
	Investor Class		Institutional Class
	Shares	Amount	Shares	Amount
Sale of shares	2,087,107	$96,983,897	3,096,178	$142,977,349
Reinvestment of dividends	160,516	7,629,356	82,108	3,914,112
Redemption of shares	(5,427,776)	(249,954,346)	(912,266)	(42,487,716)
Net increase (decrease) from capital transactions	(3,180,153)	$(145,341,093)	2,266,020	$104,403,745

	For the Year Ended December 31, 2016
	Investor Class		Institutional Class
	Shares	Amount	Shares	Amount
Sale of shares	2,665,096	$114,450,648	1,665,376	$70,805,820
Reinvestment of dividends	2,185,980	96,530,536	746,335	33,032,057
Redemption of shares	(7,115,805)	(302,254,674)	(2,018,703)	(86,522,987)
Net increase (decrease) from capital transactions	(2,264,729)	$(91,273,490)	393,008	$17,314,890

7. Risks
As of June 30, 2017, the Fund invested a significant portion of its assets in securities in the Financials and Information Technology sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
8. Recent Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the amendments to Regulation S-X is required for fiscal periods ending on or after August 1, 2017. Management is currently evaluating the impact that the amendments will have on the Fund's financial statements and related disclosures.

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Concluded)
JUNE 30, 2017 (Unaudited)

9. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

SOUND SHORE FUND, INC.
ADDITIONAL INFORMATION
JUNE 30, 2017 (Unaudited)

Shareholder Expense Example
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017.
Actual Expenses - The Actual Return lines of the table below provide information about actual account values and actual expenses for each share class. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual Return line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes - The Hypothetical Return lines of the table below provide information about hypothetical account values and hypothetical expenses based on each class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period*
Investor Class Actual Return	$1,000.00	$1,082.31	$4.70
Investor Class Hypothetical Return	$1,000.00	$1,020.28	$4.56
Institutional Class Actual Return	$1,000.00	$1,083.19	$3.87
Institutional Class Hypothetical Return	$1,000.00	$1,021.08	$3.76

*
Expenses are equal to the Investor Class' and Institutional Class' annualized expense ratios of 0.91% and 0.75% respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent one-half year period.

SOUND SHORE FUND, INC.
ADDITIONAL INFORMATION (Continued)
JUNE 30, 2017 (Unaudited)

Investment Advisory Agreement Approval

In advance of the Board meeting, held on January 19, 2017, the Independent Directors met by telephone with their independent counsel to consider the Investment Advisory Agreement and the Board materials that had been provided in advance of the meeting, including a legal memorandum outlining relevant judicial precedent and the duties of the Directors under the Investment Company Act and the law of Maryland, and the fee and expense comparisons described in more detail below.
At the Board meeting, the Independent Directors and the full Board reviewed, considered and discussed the written materials provided to them. These materials included the terms of the Investment Advisory Agreement; revenue received by the Adviser from the Fund; and the costs incurred by the Adviser in connection with the services it renders to the Fund, a summary of Lipper data on the Fund's comparative expenses, size and other relevant data including returns over the last fifteen years of thirty-six funds that the Adviser has been tracking for that period of time. The materials also included comparative analyses of advisory and certain other fees and total expenses borne by the Fund to all mutual funds included in an independently selected universe of no-load U.S. diversified equity funds with no 12b-1 fees or non12b-1 fees with assets of $1 billion to $3 billion and additional analysis of its fees as compared to funds in a group of small fund families (under 10 funds) within the select-fund universe.
The Adviser pointed out that the expense ratio of the Investor Class was slightly higher than the Fund's Lipper peer group, and that this was attributable to the Fund being a "stand alone" fund, so that the Adviser could not realize the efficiencies that often result for fund families with more funds and an aggregate higher amount of assets under management. The Directors observed, however, that the expense ratio of the Investor Class met the median of the total expense ratio of the group of small fund families within the select-fund universe. The Directors reviewed the Adviser's personnel and their professional qualifications, the team approach to portfolio management, the operations and compliance program, the ranges of fees paid by institutional client accounts and private funds managed by the Adviser, and the additional work of the Adviser necessary to discharge the requirements of the Investment Company Act, including the oversight of the Fund's service providers and the work involved in supporting Board meetings and shareholder reporting.

The Independent Directors met in executive session with fund counsel and independent trustees' counsel and discussed the Adviser's activities during the previous year and agreed that the Adviser had continued to be proactive in managing the Fund's expenses and activities effectively, including initiating changes to service providers after thorough due diligence and the continuing proactive oversight of the service providers. They agreed that while the prior year saw the Fund provide reasonable investment returns versus its benchmark index, the investment environment continued to be challenging in terms of the gradual move of many investors to "passive" mutual funds and ETFs. They discussed the pressure on the fund industry to lower expenses due to the competitive environment, and commented favorably on the Adviser's efforts to manage the Fund's expenses without reducing the quality of services. Further, the Independent Directors also agreed that the Fund's performance and total returns were solid relative to its large cap value objective over the short and the long term, and competitive with other equity and value oriented funds. Also, they noted that the Adviser functions well with low turnover, and that the portfolio management team has consistently acted in accordance with the Fund's investment objective and strategies, including remaining fully invested to the extent practicable. The Independent Directors discussed management's research and investment activities, which are applied uniformly on behalf of all clients of the Adviser. They noted that there were no "economies" of scale or "fall out" benefits to the Adviser, given that the Fund is the only mutual fund managed by

SOUND SHORE FUND, INC.
ADDITIONAL INFORMATION (Concluded)
JUNE 30, 2017 (Unaudited)

the Adviser.  They discussed the confidential summary profitability information related to the Fund that the Adviser had distributed noting that while it did not go into specific salary and other details, the Fund, with a fee of 75 basis points and assets slightly under $2 billion, could not generate "excessive profits" or other economic benefits to the Adviser beyond its services to the Fund.  They discussed the Fund's rating by Morningstar, its stable shareholder base, and the Adviser's overall attention to the Fund and responsiveness to the Independent Directors. The Independent Directors noted that the advisory fee was competitive with other mutual funds with similar strategies and characteristics.  They considered the range of fees charged by the Adviser to its other clients and discussed the activities of the Adviser in supporting the Fund, beyond investment management, including evaluating, coordinating and monitoring the work of other service providers.  They decided that the advisory fee was fair and not excessive, in light of the services provided and the size of the Fund. They evaluated the Institutional Class, which has a lower expense ratio than the Investor Class because the Adviser has capped expenses at 75 basis points to compete in the institutional market. They concluded that the expense ratios for both classes reflected fair and reasonable expenses.
Thereafter, the full Board meeting resumed and discussions about the renewal of the Investment Advisory Agreement continued. While the Directors, including the Independent Directors, did not identify any single factor as controlling, after considering all the factors, they resolved unanimously, first by the Independent Directors and then by the full Board, to approve the continuance of the Investment Advisory Agreement as in the best interests of the Fund and its shareholders.
Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund's website at http://www.soundshorefund.com. This information is also available on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov under the name of the Sound Shore Fund.
The Fund's proxy voting record for the most recent 12-month period ended June 30 is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund's website at http://www.soundshorefund.com. This information is available on the SEC's website at http://www.sec.gov under the name of the Sound Shore Fund.
Availability of Quarterly Portfolio Schedule
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available on the SEC's website at http://www.sec.gov under the name of the Sound Shore Fund. It may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Adviser
Sound Shore Management, Inc.
Greenwich, Conneticut

Administrator
Atlantic Fund Administration, LLC
Portland, Maine

Distributor
Foreside Fund Services, LLC
Portland, Maine
www.foreside.com

Transfer and Distribution Paying Agent
Atlantic Shareholder Services, LLC
Portland, Maine

Custodian
MUFG Union Bank, N.A.
San Francisco, California

Fund Counsel
Schiff Hardin LLP
New York, New York

Independent Registered
Public Accounting Firm
BBD, LLP
Philadelphia, Pennsylvania

Item 2. Code of Ethics.
Not applicable.

Item 3. Audit Committee Financial Expert.
Not applicable.

Item 4. Principal Accountant Fees and Services.
Not applicable.

Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Schedule of Investments.
(a)	Included as part of the report to stockholders under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective as of a date within 90 days of the filing date of this report (the "Evaluation Date") based on their evaluation of the registrant's disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUND SHORE FUND, INC.

By	/s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date	8/16/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date	8/16/17

By	/s/ Charles S. Todd
Charles S. Todd, Treasurer

Date	8/16/17